SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):  April 28, 2003



                      FRONTLINE COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                   001-15673           13-3950283
                                     (Commission
(State or other jurisdiction of     File Number)       (I.R.S. Employer
        incorporation)                                Identification No.)



                One Blue Hill Plaza, Pearl River, New York      10965
               (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code:    (845) 623-8553



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Item 2. Acquisition or Disposition of Assets.


     On April 28, 2003, the Registrant executed an Addendum to the Amended and Restated Stock Purchase Agreement dated April 3, 2003 between the Registrant, Proyecciones y Ventas Organizadas, S.A. de C.V., Ventura Martinez del Rio, Jr. and Ventura Martinez del Rio, Sr.


     Exhibit No.                  Description

          2.3 Addendum to Amended and Restated Stock Purchase Agreement between Frontline Communications Corporation, Proyecciones y Ventas Organizadas, S.A., Ventura Martinez Del Rio, Sr. and Ventura Martinez Del Rio, Jr. dated April 3, 2003.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  FRONTLINE COMMUNICATIONS CORPORATION
                                  (Registrant)

Dated:  May 6, 2003                By:  /s/ Stephen J. Cole-Hatchard
                                             --------------------------
                                             Stephen J. Cole-Hatchard
                                             Chief Executive Officer,
                                             President and Director